UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2016

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

225 Union Blvd., Suite 600
Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

(303) 974-2140
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 27, 2016, the Board of Directors (the “Board”) of Energy Fuels Inc. (the “Company”) appointed Mr. Hyung Mun Bae as a Director of the Company to fill the vacancy left by the resignation of Joo Soo Park. Mr. Bae will serve as the representative of Korea Electric Power Corporation (“KEPCO”) on the Board of the Company.

The Company and KEPCO are parties to a Strategic Relationship Agreement (the “SRA”). KEPCO is the largest electric utility in South Korea, responsible for 93% of South Korea’s electricity generation and the development of nuclear projects worldwide. The key objectives of the SRA are to establish a long-term and strategic collaborative relationship and to promote the development of each company’s businesses. The SRA addresses a number of areas of interest for both the Company and KEPCO, including the development of the Company’s Wyoming projects, KEPCO’s seat on the board of directors of the Company, visitation and secondment rights, and future qualified bidding by the Company on uranium concentrate supply contracts for KEPCO and its affiliates.

Mr. Bae is currently the General Manager, Overseas Resources Project Department at KEPCO. Mr. Bae was previously the General Manager of the Chung Nam District Division of KEPCO, the General Manager of the Accounting Office at KEPCO, a Senior Manager of the Treasury Department of KEPCO and a Senior Manager of the Overseas Resources Development Team at KEPCO. Mr. Bae graduated with a degree in Business Administration from the Sejong University in Korea in 1995 and graduated with a Master’s of Science-Technology Management from the State University of New York at Stony Brook in 2015.

Concurrently with Mr. Bae’s appointment to the Board, the Board also granted to Mr. Bae 33,019 Restricted Stock Units (“RSUs”) pursuant to the Company’s 2015 Omnibus Equity Incentive Compensation Plan (the “Equity Incentive Plan”). Mr. Bae’s RSUs vest on the following schedule; 50% on January 27, 2017; 25% on January 27, 2018; and 25% on January 27, 2019.

Equity Incentive Plan

On January 28, 2015, the Board approved the Equity Incentive Plan on January 28, 2015 and the Equity Incentive Plan was subsequently ratified by the shareholders of the Company on June 18, 2015.

Summary of Equity Incentive Plan

The following is a summary of the principal terms of the Equity Incentive Plan, which is qualified in its entirety by reference to the text of the Equity Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Employees, directors and consultants of the Company and its affiliates are eligible to participate in the Equity Incentive Plan (the “Eligible Participants” and, following the grant of an award (an “Award”) pursuant to the Equity Incentive Plan, the “Participants”). The Board or a committee authorized by the Board (the “Committee”) will be responsible for administering the Equity Incentive Plan.

The Equity Incentive Plan will permit the Committee to grant Awards for non-qualified stock options (“NQSOs”), incentive stock options (“ISOs” and together with NQSOs, “Options”), stock appreciation rights (“SARs”) restricted stock (“Restricted Stock”), deferred share units (“DSUs”), restricted stock units (“RSUs”), performance shares (“Performance Shares”), performance units (“Performance Units”) and stock-based awards (“SBAs”) to Eligible Participants.

Common Shares Issuable Pursuant to the Equity Incentive Plan

The number of the Company’s common shares (the “Common Shares”) reserved for issuance under the Equity Incentive Plan shall not exceed 10% of the then issued and outstanding the Company’s Common Shares from time to time. Subject to applicable law, the requirements of the Toronto Stock Exchange (the “TSX”) or the NYSE MKT LLC (the “NYSE”) and any shareholder or other approval which may be required, the Board may in its discretion amend the Plan to increase such limit without notice to any Participants.

The number of the Company’s Common Shares reserved for issuance to insiders of the Company pursuant to the Equity Incentive Plan together with all other share compensation arrangements shall not exceed 10% of the outstanding Common Shares of the Company. Within any one-year period, the number of the Company’s Common Shares issued to insiders pursuant to the Equity Incentive Plan and all other share compensation arrangements of the Company will not exceed an aggregate of 10% of the outstanding Common Shares of the Company.

Ongoing Shareholder Approval of the Equity Incentive Plan

Pursuant to the rules of the TSX, since the Equity Incentive Plan provides for a maximum number of the Company’s Common Shares issuable thereunder based on a percentage of the outstanding Common Shares of the Company from time to time, the Equity Incentive Plan must be renewed by approval of the shareholders of the Company every three years.

Types of Awards

Options

The Committee may grant Options to any Eligible Participant at any time, in such number and on such terms as will be determined by the Committee in its discretion. ISOs may be granted only to employees of the Company or a parent subsidiary corporation of the Company within the meaning of Section 424 of the U.S. Internal Revenue Code of 1986 (the “Code”). The exercise price for any Option granted pursuant to the Equity Incentive Plan will be determined by the Committee and specified in the Award Agreement, provided however, that the price will not be less than the fair market value (the “FMV”) of the Company’s Common Shares on the day of grant (which cannot be less than the greater of (a) the volume weighted average trading price of the Common Shares on the TSX or the NYSE for the five trading days immediately prior to the grant date; or (b) the closing price of the Company’s Common Shares on the TSX or the NYSE on the trading day immediately prior to the grant date), provided further, that the exercise price for an ISO granted to a holder of 10% or more of the Company’s Common Shares (a “Significant Stockholder”) shall not be less than 110% of the FMV.

Options will vest and become exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee in each instance approves.

Options will expire at such time as the Committee determines at the time of grant; provided, however that no Option will be exercisable later than the tenth anniversary date of its grant and, provided further, that no ISO granted to a Significant Stockholder shall be exercisable after the expiration of five years from the date of grant, except where the expiry date of any NQSO would occur in a blackout period or within five days of the end of a blackout period, in which case the expiry date will be automatically extended to the tenth business day following the last day of a blackout period.

Stock Appreciation Rights

A stock appreciation right or a SAR entitles the holder to receive the difference between the FMV of the Company’s Common Share(s) on the date of exercise and the grant price. The Committee may grant SARs to any Eligible Participant at any time and on such terms as will be determined by the Committee and may grant SARs in tandem with Options or as standalone SARs. The grant price of a SAR will be determined by the Committee and specified in the Award Agreement. The price will not be less than the FMV of the Company’s Common Shares on the day of grant. The grant price of a SAR granted in tandem with an Option will be equal to the price of the related Option. SARs will vest and become exercisable upon whatever terms and conditions the Committee, in its discretion, imposes. Additionally, tandem SARs will only be exercisable upon the surrender of the right to receive the Company’s Common Shares under the related Options. SARs will expire at such time as the Committee determines and, except as determined otherwise by the Committee and specified in the Award Agreement, no SAR will be exercisable later than the tenth anniversary date of its grant.

Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Corporation in an amount representing the difference between the FMV of the underlying Common Shares of the Company on the date of exercise over the grant price. At the discretion of the Committee, the payment may be in cash, Common Shares of the Company or some combination thereof.

Restricted Stock and Restricted Stock Units.

Restricted Stock are awards of common shares that are subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or upon the occurrence of other events, over a period of time, as determined by the Committee. Restricted Stock Units are similar to Restricted Stock, but provide a right to receive common shares or cash or a combination of the two upon settlement. The Committee may grant Restricted Stock and/or RSUs to any Eligible Participant at any time and on such terms as the Committee determines. The specific terms, including the number of Restricted Stock or RSUs awarded, the restriction period, the settlement date and any other restrictions or conditions that the Committee determines to impose on any Restricted Stock or RSU shall be set out in an Award Agreement.

To the extent required by law, holders of Restricted Stock shall have voting rights during the restricted period, however, holders of RSUs shall have no voting rights until and unless the Company’s Common Shares are issued on the settlement of such RSUs.

Unless otherwise determined by the Committee or as set out in any Award Agreement, no RSU will vest later than three years after the date of grant.

Deferred Share Units.

DSUs are awards denominated in units that provide the holder with a right to receive common shares or cash or a combination of the two upon settlement. The Committee may grant DSUs to any Eligible Participant at any time, in such number and on such terms as will be determined by the Committee in its discretion and as will be set out in the applicable Award Agreement.

Performance Shares and Performance Share Units.

Performance Shares are awards, denominated in the Company’s Common Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved. Performance Units are equivalent to Performance Shares but are denominated in units. The Committee may grant Performance Shares and/or Performance Units to any Eligible Participant at any time, in such number and on such terms as may be determined by the Committee in its discretion. Each Performance Share and Performance Unit will have an initial value equal to the FMV of the Company’s Common Shares on the date of grant. The Committee will set performance criteria for a Performance Share or Performance Unit in its discretion and the period of time during which the performance criteria must be met. The extent to which the performance criteria is met will determine the ultimate value and/or number of Performance Shares or Performance Units that will be paid to the Participant.

The Committee may pay earned Performance Shares or Performance Units in the form of cash or the Company’s Common Shares equal to the value of the Performance Share or Performance Unit at the end of the performance period. The Committee may determine that holders of Performance Shares or Performance Units be credited with consideration equivalent to dividends declared by the Board and paid on outstanding Common Shares of the Company.

Stock-Based Awards.

The Committee may, to the extent permitted by the TSX, grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Equity Incentive Plan in such amounts and subject to such terms and conditions as the Committee determines. Such SBAs may involve the transfer of actual Common Shares of the Company to Participants, or payment in cash or otherwise of amounts based on the value of the Company’s Common Shares.

Assignability

Other than Restricted Stock and RSUs, Awards will be non-transferable and non-assignable except as provided in an Award Agreement, by will or by the law of descent and distribution. Such Awards will be exercisable during the Participant’s lifetime only by the Participant. Restricted Stock and RSUs will be non-transferable and non-assignable until the end of the applicable period of restriction specified in the Award Agreement (and in the case of RSUs until the date of settlement through delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee.

Cessation of Awards

Death.

If a Participant dies while an employee, officer or director of, or consultant to, the Company or an Affiliate: (i) any Options held by the Participant that are exercisable at the date of death continue to be exercisable by the executor or administrator of the Participant’s estate until the earlier of twelve months after the date of death and the date on which the exercise period of the particular Option expires and any Options that are not exercisable at the date of death shall immediately expire; (ii) any RSUs held that have vested as at the date of death will be paid to the Participant's estate, and any RSUs that have not vested as at the date of death will be immediately cancelled; and (iii) the treatment for all other types of Awards shall be as set out in the applicable Award Agreement.

Termination other than Death.

Upon termination of the Participant’s employment or term of office or engagement with the Company for any reason other than death: (i) any of the Options held by the Participant that are exercisable on the termination date continue to be exercisable until the earlier of three months (six months in the case of a voluntary retirement) after the termination date and the date on which the exercise period of the Option expires, and any Options that have not vested at the termination date shall immediately expire; (ii) any RSUs held by a Participant that have vested at the termination date will be paid to the Participant and any RSUs that have not at the termination date will be immediately cancelled; and (iii) the treatment for all other types of Awards shall be as set out in the applicable Award Agreement.

Corporate Reorganization and Change of Control

Corporate Reorganization.

In the event of any merger, arrangement, amalgamation, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution to stockholders of the Company, or any similar corporate event or transaction (a “Corporate Reorganization”), the Committee will make or provide for such adjustments or substitutions as are equitably necessary in: (i) the number and kind of securities that may be issued under the Equity Incentive Plan, (ii) the number and kind of securities subject to outstanding Awards, (iii) the price applicable to outstanding Awards, (iv) the award limits, (v) the limit on issuing Awards except as provided for in the Equity Incentive Plan, and (vi) any other value determinations applicable to outstanding Awards or to the Equity Incentive Plan.

In connection with a Corporate Reorganization, the Committee will have the discretion to permit a holder of Options to purchase, and the holder shall be required to accept, on the exercise of such Option, in lieu of the Company’s Common Shares, securities or other property that the holder would have been entitled to receive as a result of the Corporate Reorganization if that holder had owned all Common Shares of the Company that were subject to the Option.

Change of Control.

In the event of a Change of Control (as defined in the Equity Incentive Plan), subject to applicable laws and rules and regulations of a national exchange or market on which the Company’s Common Shares are listed or as otherwise provided in any Award Agreement, (a) all Options and SARs shall be accelerated to become immediately exercisable; (b) all restrictions imposed on Restricted Stock and RSUs shall lapse and RSUs shall be immediately settled and payable; (c) target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units and Performance Shares shall be deemed to have been fully earned; (d) unless otherwise specifically provided in a written agreement entered into between the Participant and the Company or an Affiliate, the Committee shall immediately cause all other Stock-Based Awards to vest and be paid out as determined by the Committee, and (e) the Committee will have discretion to cancel all outstanding Awards, and the value of such Awards will be paid in cash based on the change of control price.

Notwithstanding the above, no acceleration of vesting, cancellation, lapsing of restrictions, payment of an Award, cash settlement or other payment will occur with respect to an Award if the Committee determines, in good faith, that the Award will be honoured, assumed or substituted by a successor corporation, provided that such honoured, assumed or substituted Award must: (a) be based on stock which is traded on the TSX and/or an established securities market in the United States; (b) provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award; (c) recognize, for the purpose of vesting provisions, the time that the Award has been held prior to the Change of Control; (d) have substantially equivalent economic value to such Award; and (e) have terms and conditions which provide that in the event a Participant’s employment with the Company, and Affiliate or a successor Corporation is involuntarily terminated or constructively terminated at any time within twelve months of the Change of Control, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to such alternative Award shall be waived or shall lapse, as the case may be.

Amending the Equity Incentive Plan

Except as set out below, and as otherwise provided by law or stock exchange rules, the Equity Incentive Plan may be amended, altered modified, suspended or terminated by the Committee at any time, without notice or approval from shareholders, including but not limited to for the purposes of:

(a)     making any acceleration of or other amendments to the general vesting provisions of any Award;

(b)     waiving any termination of, extending the expiry date of, or making any other amendments to the general term of any Award or exercise period thereunder provided that no Award held by an insider may be extended beyond its original expiry date;

(c)     making any amendments to add covenants or obligations of the Company for the protection of Participants;

(d)     making any amendments not inconsistent with the Plan as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board, it may be expedient to make, including amendments that are desirable as a result of changes in law or as a “housekeeping” matter; or

(e)     making such changes or corrections which are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error.

Amendments requiring the prior approval of the Company’s shareholders are: (i) a reduction in the price of a previously granted Option or SAR benefitting an insider; (ii) an increase in the total number of Common Shares available under the Equity Incentive Plan or the total number of the Company’s Common Shares available for ISOs; (iii) an increase to the limit on the number of Common Shares issued or issuable to insiders; (iv) an extension of the expiry date of an Option or SAR other than in relation to a blackout period; and (v) any amendment to the amendment provisions of the Equity Incentive Plan.

Pursuant to the Equity Incentive Plan, on January 27, 2016 the Board granted RSUs to the following executive officers of the Company:

NAME & TITLE	RSU GRANT(1)
Stephen P. Antony, President & CEO	156,368
David C. Frydenlund, Senior V.P., General Counsel & Corporate Secretary	84,906
William Paul Goranson, Executive V.P. ISR Operations	84,906
Harold R. Roberts, Executive V.P. Conventional Operations	84,906
Daniel G. Zang, Chief Financial Officer	84,906
Curtis H. Moore, V.P. Marketing & Corporate Development	31,132

(1)	RSUs vest as follows: 50% vest on 1/27/2017; 25% vest on 1/27/2018; 25% vest on 1/27/2019

Item 9. Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Exhibit Description

10.1

Energy Fuels Inc. 2015 Omnibus Equity Incentive Compensation Plan (incorporated by reference from Exhibit 4.1 of the Company’s Form S-8 Registration Statement filed with the United States Securities and Exchange Commission on June 24, 2015; No. 333-205182)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC.
(Registrant)

Dated: January 29, 2016	By: /s/ David C. Frydenlund
David C. Frydenlund
Senior Vice President, General Counsel and Corporate
Secretary